                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                     Date of Report (Date of earliest event
                          Reported): September 27, 2001


              Credit Suisse First Boston Mortgage Securities Corp.,
        FNT Mortgage-Backed Pass-Through Certificates, FNT Series 2001-5


              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
        ----------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                  Delaware                                     333-61840                            13-3320910
----------------------------------------------                 ---------               -----------------------------------
(State or Other Jurisdiction of Incorporation)         (Commission File Number)        (I.R.S. Employer Identification No.)

                                11 Madison Avenue
                            New York, New York 10010
        ----------------------------------------------------------------
                    (Address of Principal Executive Offices)
                                   (Zip Code)

        Registrant's telephone number, including area code (212) 325-2000
                                                           --------------

Item 5.  Other Events.
----------------------

Filing of Computational Materials
---------------------------------

         Pursuant to Rule 424(b) under the Securities Act of 1933, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K (the "Form 8-K"), Credit Suisse First Boston Mortgage Securities Corp. (the "Company") is filing a prospectus and prospectus supplement with the Securities and Exchange Commission relating to its Credit Suisse First Boston Mortgage Securities Corp., FNT Mortgage-Backed Pass-Through Certificates, Series FNT 2001-5.

         In connection with the offering of the Credit Suisse First Boston Mortgage Securities Corp., FNT Mortgage-Backed Pass-Through Certificates, Series FNT 2001-5, Credit Suisse First Boston Corporation ("CSFB"), as underwriter of the Certificates, has prepared certain materials (the "Computational Materials") for distribution to their potential investors. Although the Company provided CSFB with certain information regarding the characteristics of the Mortgage Loans in the related portfolio, the Company did not participate in the preparation of the Computational Materials.

         For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature.

Item 7.  Financial Statements, Pro Forma Financial

         Information and Exhibits.
         ------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         99.1     Computational Materials

                                   SIGNATURES


         Filings Made by the Registrant. The registrant has duly caused this form to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on September 27, 2001.


                                           CREDIT SUISSE FIRST BOSTON MORTGAGE
                                           SECURITIES CORP.


                                           By: /s/ Kari Roberts
                                               --------------------------------
                                               Name: Kari Roberts
                                               Title: Vice President

Exhibit Index
-------------

Exhibit                                                         Page
-------                                                         ----

99.1              Computational Materials.                        6

                                                                    Exhibit 99.1

CMO Desk                              Yields Given Prices Report
FNT01-5G1  30 year  6.8's
                                      User ID: vrathore
                                      Deals Directory: /home/vrathore/intexdeals
                                      Date: 09/25/2001  17:33:44
                                      Bond: A1 Balance: 97,166,409.60
                                      Coupon: 6.750000

Delay: 20 Class Factor: 1.00 Accruing Since: 9/01/2001
Settlement Date: 9/28/2001 WHOLE 30 year WAC: 7.30 WAM: 358.00

Bond: A1 Balance: 97,166,409.60 Coupon: 6.750000

Delay: 20 Class Factor: 1.00 Accruing Since: 9/01/2001
Settlement Date: 9/28/2001 WHOLE 30 year WAC: 7.30 WAM: 358.00

-------------------------------------------------------------------------
Months          PSA           PSA          PSA          PSA         PSA
-------------------------------------------------------------------------
98-5            6.994         7.045        7.101        7.157       7.213
-------------------------------------------------------------------------
98-9            6.981         7.028        7.079        7.130       7.182
-------------------------------------------------------------------------
98-13           6.968         7.011        7.057        7.103       7.150
-------------------------------------------------------------------------
98-17           6.956         6.994        7.035        7.077       7.119
-------------------------------------------------------------------------
98-21           6.943         6.977        7.013        7.050       7.087
-------------------------------------------------------------------------
98-25           6.930         6.960        6.991        7.023       7.056
-------------------------------------------------------------------------
98-29           6.918         6.943        6.969        6.997       7.024
-------------------------------------------------------------------------
99-1            6.905         6.926        6.948        6.970       6.993
-------------------------------------------------------------------------
*99-5           6.892         6.909        6.926        6.944       6.962
-------------------------------------------------------------------------
99-9            6.880         6.892        6.905        6.918       6.931
-------------------------------------------------------------------------
99-13           6.867         6.875        6.883        6.891       6.900
-------------------------------------------------------------------------
99-17           6.855         6.858        6.862        6.865       6.869
-------------------------------------------------------------------------
99-21           6.842         6.841        6.840        6.839       6.838
-------------------------------------------------------------------------
99-25           6.830         6.825        6.819        6.813       6.807
-------------------------------------------------------------------------
99-29           6.818         6.808        6.798        6.787       6.776
-------------------------------------------------------------------------
100-1           6.805         6.791        6.776        6.761       6.746
-------------------------------------------------------------------------
100-5           6.793         6.775        6.755        6.735       6.715
-------------------------------------------------------------------------
AVG LIFE        19.96         12.92        9.08         6.85        5.45
-------------------------------------------------------------------------
DURATION        10.00         7.41         5.81         4.76        4.03
-------------------------------------------------------------------------
FIRST PAY       10/01         10/01        10/01        10/01       10/01
-------------------------------------------------------------------------
LAST PAY        7/31          7/31         7/31         7/31        7/31
-------------------------------------------------------------------------

         This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliiates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced seurity will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to by nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities my not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securites.